UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 28, 2007

SES Solar Inc.
(Exact name of registrant as specified in its charter)

Delaware	0- 49891	33-0860242
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

129 Route de Saint-Julien, Plan-les-Ouates Geneva, Switzerland	1228
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	41.22.884.1484

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 28, 2007, SES Solar Inc. issued a press release to update certain corporate developments during the fiscal year 2007. A copy of the press release is being furnished as exhibit 99.1 to this Form 8-K.

The information in this current report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this current report shall not be incorporated by reference into any registration statement or other document filed with the Commission, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99.1	Press release, dated December 28, 2007, updating certain corporate developments for fiscal year 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SES Solar Inc. (Registrant)

Date: December 28, 2007	/s/ Jean-Christophe Hadorn
	Name:	Jean-Christophe Hadorn
	Title:	Chief Executive Officer

Exhibit Index

Exhibit
No.	Description
99.1	Press release, dated December 28, 2007, updating certain corporate developments for fiscal year 2007.